VOTING AGREEMENT
                                ----------------


     VOTING  AGREEMENT  (this "Agreement"), dated this 31st day of August, 1999,
                               ---------
among POINTE COMMUNICATIONS CORPORATION, a Nevada corporation having its principal place of business at 1325 Northmeadow Parkway, Suite 110, Roswell, Georgia (the "Company"), and the other parties signatory hereto (each being referred to herein as a "Stockholder" and collectively as the "Stockholders").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to that certain Securities Purchase Agreement (the "Purchase Agreement") dated _________ __, 1999 between the Company, TSG Capital Fund III, L.P. ("TSG"), Opportunity Capital Fund II, L.P. and Opportunity
                    ---
Capital Fund III, L.P., TSG is making a loan to the Company in exchange for the issuance by the Company of a convertible promissory note, which shall be convertible into shares of the Company's Class B Convertible Senior Preferred Stock (the "Class B Preferred Stock") par value $0.01 per share, and warrants to
            -----------------------
purchase shares of the Company's common stock, par value $0.00001 per share (the "Common Stock"); and
--------------

     WHEREAS, as a condition to enter into the Purchase Agreement, TSG has required that each of the Stockholders agree, and each Stockholder has agreed to vote in favor of increasing the authorized Common Stock of the Company and to vote in favor of the election of the director designated by TSG to the Board of Directors of the Company; and

     WHEREAS, in consideration of this Agreement, TSG has entered into the Purchase Agreement.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:


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                                    AGREEMENT

     1.  Agreement  to Increase Authorized Common Stock. Each Stockholder hereby
         ----------------------------------------------
agrees to vote to increase the authorized capital stock of the Company from 100,000,000 shares of Common Stock to 200,000,000 shares of Common Stock, or such other amount as deemed appropriate or necessary by the Board of Directors of the Company, in order to reserve the amount of Common Stock required to convert each of the shares of Class B Preferred Stock into shares of Common Stock in accordance with the terms of the Class B Preferred Stock as set forth in the Certificate of Incorporation of the Company.

     2.  Agreement  to  Vote  in  Favor of TSG Director. Each Stockholder hereby
         ----------------------------------------------
agrees to vote in favor of the election of the director designated by TSG to the Board of Directors of the Company at the Shareholder Meeting (as such term is defined in the Purchase Agreement).

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     IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be signed  on  the  date  and  year  first  above  written.


                      TSG  CAPITAL  FUND  III,  L.P.

                      By:  TSG  Associates  III,  L.L.C.,  its  General  Partner


                      By:  /s/  Darryl  Thompson
                           -----------------------
                           Name:  Daryl  Thompson
                           Title:  Partner


     STOCKHOLDERS

                      By:   /s/  Stephen  E.  Raville
                           -----------------------
                           Name:  Star  Insurance  Co.
                           By:  Stephen  E.  Raville
                           Shares:  6,489,798


                      By:   /s/  Partrick  E.  Delaney
                           -----------------------
                           Name:  Patrick  E.  Delaney
                           Shares:  2,756,423


                     By:  /s/  Gerald  F.  Schmidt
                          ---------------------------
                          Name:  Cordova  Capital  Partners  LP
                          By:  Gerald  F.  Schmidt
                          Shares:  3,000,000


                      By:  /s/  David  C.  Lee
                           ----------------------
                           Name:  Sandler  Capital  Partners  IV,  L.P.
                           By:  David  C.  Lee
                           Shares:  7,713,164


                      By:  /s/  Rafic  A.  Bizri
                           ------------------------
                           Name:  Oger  Pensat  Holdings,  LTD
                           By:  Rafic  A.  Bizri
                           Shares:  10,872,799

                      By:  /s/  William  P.  O'Reilly
                           -----------------------------
                           Name:  William  P.  O'Reilly
                           Shares:  416,573


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